UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01402

Continental Assurance Company Separate Account (B)

(Exact name of registrant as specified in charter)

333 South Wabash Avenue, Chicago, IL	60604
(Address of principal executive offices)	(zip code)

Lynne Gugenheim

333 South Wabash Avenue, 23S

Chicago, IL 60604

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 822-5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

ITEM 1: REPORTS TO STOCKHOLDERS

Participants’ Inquiries To:

Continental Assurance Company

Separate Account (B)

Attn: Individual Pension Accounts-42nd Floor

333 S. Wabash Ave.

Chicago, Illinois 60604

800-351-3001

L 554-921 (06/08)	(08/08)

Continental Assurance Company

Separate Account (B)

Report to Participants

June 30, 2008

Web Site: www.cna.com/sab/

Internet e-mail:sab@cna.com

Dear Participant:

During the most recent six month reporting period, Continental Assurance Company Separate Account (B) provided its unitholders with a total return of -4.74% compared to a total return of -8.05% for the S&P 500/Citigroup Growth Index®. For more specific information about the performance of Separate Account (B), please see the Portfolio Manager’s Perspective section.

The U.S. economy is expected to continue to grow during the second half of 2008 though at a slower rate than in recent years. Economic forecasts as of June 2008 anticipate a 1.0% to 1.5% growth in real Gross Domestic Product during the second half of the year, down from the 2.0% to 3.0% levels of recent years. Inflation topped 4.0% during the first half of 2008 after remaining near 2.5% for most of 2007. Inflation is expected to stay in the 4.0% to 4.3% range for the balance of 2008. Core inflation (which excludes food and energy prices) has been in the 2.0% to 2.3% range for over a year and is not expected to increase in the second half of 2008. Unemployment rates have grown steadily over the past year and are anticipated to reach 5.6% to 5.8% by December of 2008. Consensus forecasts as of June 2008 indicate that the market does not expect the Federal Reserve Board (the Fed) to change the Fed Funds Target Rate from its current level of 2.00% for the remainder of the year. However, should economic growth prove to be more robust than expected, the likelihood increases that the Fed will increase rates to help combat inflation.

Other potential economic developments with negative ramifications for the economy include a reduction in consumer spending and continued widening of the sub-prime mortgage crisis. Consumer spending represents over two-thirds of the total economy and consumer confidence is often a leading indicator for future consumer spending. Rising inflation, slowing income growth, and declining home prices combined to push consumer confidence to a ten year low at the end of the second quarter. There is no consensus as to whether the worst of the sub-prime mortgage crisis that rippled through the economy during the past year is over. Further increases in mortgage defaults have the potential to undercut economic growth in the upcoming quarters.

With the expectation of slowing economic growth and increasing levels of inflation and unemployment rates, many equity managers may focus on the Consumer Staples, Materials, and Utilities sectors, holding attractively priced stocks that have growth potential as well as the potential for increases in the dividend rate. Your Portfolio Manager currently has positions that meet these criteria, and will continue to consider additional positions as circumstances warrant. In addition, the Portfolio Manager will continue to monitor market conditions closely and make portfolio adjustments that we believe will enhance relative returns within the growth stock universe.

Thank you for your continued support and participation.

Cordially,

Dennis R. Hemme

Chairman of the Committee

The statements contained in this management letter, which are not historical facts, are forward-looking statements. When included in this management letter, the words “believe,” “expects,” “intends,” “anticipates,” “estimates,” and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date of this management letter.

Portfolio Manager’s Perspective

In the section below, Portfolio Manager Marilou R. McGirr discusses the performance of Separate Account (B) (the Fund) as well as the overall market environment and key investment strategies used during the first half of 2008. Ms. McGirr became the Portfolio Manager for the Fund in 2002 after having been the Fund’s Chairman for four years. In addition, she was the Fund’s trader for eleven years and has more than twenty years of investment experience.

Separate Account (B)’s accumulated unit value decreased by 4.74% during the first half of 2008. During the same time period, and including reinvested dividends, the S&P 500 Index® (the S&P 500) was down 11.91% and the S&P 500/Citigroup Growth Index® decreased by 8.05%. The S&P 500 is a broad index which contains both value stocks and growth stocks of large-cap U.S. companies (generally defined as companies that have a market capitalization of $10 billion or more). The S&P 500/Citigroup Growth Index® measures the return of the growth stocks contained within the S&P 500 and is the Fund’s benchmark for performance. Your Separate Account (B) portfolio is structured for growth, with a core holding of high quality, large-cap companies. Separate Account (B)’s year-to-date performance exceeded its benchmark by a margin of 3.31%. The Fund’s excess return was primarily driven by individual stock selection which resulted in strong relative performance in the Materials, Energy, and Utilities sectors. Additional excess returns from stock selection and sector weighting were generated in the Industrials and Information Technology sectors.

Sector Distribution

Separate Account (B) and

S&P 500/Citigroup Growth Index®

June 30, 2008

Sector	Separate Account (B)	S&P 500 / Citigroup Growth Index®
Information Technology	28.0%	24.5%
Energy	18.0%	22.6%
Industrials	17.1%	8.7%
Consumer Staples	11.7%	11.9%
Health Care	8.8%	15.0%
Consumer Discretionary	5.2%	7.6%
Materials	4.6%	3.1%
Financials	3.3%	5.8%
Utilities	3.3%	0.7%
Telecommunication Services	0.0%	0.1%

Real Gross Domestic Product grew by about 1.4% during the first two quarters of 2008 despite the ongoing correction in the housing market, sub-prime mortgage issues, rising unemployment rates, increasing food and energy prices, and double digit declines in the major U.S. domestic equity indices. Positive economic developments during the first half of the year included price stability excluding food and energy, decreases in short-term interest rates, and the economic stimulus checks sent out by the federal government.

Home prices decreased nationally by 16.0% during the twelve months ended May 2008 as the housing market correction that began in 2007 continued into 2008. At the same time, default activity in the sub-prime mortgage market has led to the loss of hundreds of billions of dollars in the credit and equity markets. Unemployment increased each of the last five quarters reaching 5.1% by March of 2008 and 5.5% by June of 2008. Inflation, as measured by the Consumer Price Index (CPI), averaged 2.9% during 2007 but rose to an average of 4.2% during the first half of 2008. CPI increases seen thus far in 2008 have been driven by rising food and energy prices. Oil, which sold for $96 per barrel at the beginning of 2008, rose to $140 per barrel in June. Core CPI (which excludes food and energy prices) remained around 2.3% during the first six months of 2008, only marginally higher than levels seen during 2007.

In an effort to invigorate the economy, the Fed lowered the Fed Funds Target Rate from 4.25% at the beginning of the year to 2.00% by June of 2008. Other economic stimuli during the first half of 2008 included $170 billion of economic stimulus payments sent out by the U.S. Government in the second quarter. U.S. Treasury yields declined during the first half of 2008 for issues with two years or less to maturity, but remained relatively unchanged for issues with more than two years to maturity.

The Fund’s key investment strategy during the first half of 2008, given the Portfolio Manager’s expectations of slowing economic growth and increasing levels of unemployment and inflation was to focus on the Consumer Staples, Materials, and Utilities sectors and to hold stocks that had growth potential in both market capitalization and dividend rate.

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by Separate Account (B). Also, note that both investment returns and principal value can fluctuate widely, so a participant’s units, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a participant would pay on Fund distributions or on the redemption of Fund units.

Committee Members

for Separate Account (B)

Dennis R. Hemme	Richard T. Fox	Peter J. Wrenn
Chairman	Financial Consultant	Chairman and Treasurer
Senior Vice President and Treasurer		Hudson Technology, Inc.
Continental Assurance Company

Marilou R. McGirr Portfolio Manager	Petrine J. Nielsen Retired
Vice President and Assistant Treasurer
Continental Assurance Company
Officers
Lynne Gugenheim Secretary (Principal Executive Officer) Senior Vice President and Deputy General Counsel Continental Assurance Company	D. Craig Mense (Principal Financial and Accounting Officer) Executive Vice President and Chief Financial Officer Continental Assurance Company	Michael P. Coffey Chief Compliance Officer Assistant Vice President and Assistant General Counsel Continental Assurance Company

Auditors	Custodian

Deloitte & Touche LLP	JPMorgan Trust Company, N.A.
Chicago, Illinois	Chicago, Illinois

This report has been prepared for the information of participants in Continental Assurance Company Separate Account (B) and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding Separate Account (B)’s objectives, policies, management, records, sales commissions and other information.

Record of

Accumulation Unit

Values (Unaudited)

	Valuation Date	Unit Market Value
2008	June 30,	$30.58
2007	December 31,	32.10
2006	December 31,	26.81
2005	December 31,	23.08
2004	December 31,	21.15
2003	December 31,	19.55
2002	December 31,	16.00
2001	December 31,	20.48
2000	December 31,	26.37
1999	December 31,	28.78
1998	December 31,	21.55

Illustration of an Assumed Investment in One Accumulation Unit

Separate Account (B) does not make distributions of investment income and realized capital gains; therefore, the unit values include investment income and capital gains. This chart displays the unit value at December 31, for each of the past ten years, and at June 30, 2008. These values should not be considered representations of values which may be achieved in the future.

Continental Assurance Company Separate Account (B)

Schedule of Investments (Unaudited)

June 30, 2008 (All investments are in securities of unaffiliated issuers)	Number of Shares	Cost	Estimated Fair Value
COMMON STOCKS:

CONSUMER DISCRETIONARY–5.2%
Hotels, Restaurants & Leisure–2.0%
Marriott International, Inc. — Cl A	31,000	$1,006,531	$813,440

Multiline Retail–1.7%
Nordstrom, Inc.	22,750	801,475	689,325

Textiles, Apparel & Luxury Goods–1.5%
Coach, Inc.(*)	21,000	607,356	606,480

CONSUMER STAPLES–11.6%
Beverages–3.4%
Pepsico, Inc.	22,000	854,597	1,398,980

Food & Staples Retailing–2.4%
CVS Caremark Corporation	25,000	728,703	989,250

Household Products–4.0%
The Clorox Company	15,000	956,406	783,000
The Procter & Gamble Company	14,000	783,720	851,340

		1,740,126	1,634,340

Tobacco–1.8%
Philip Morris International Inc.	15,000	515,880	740,850

ENERGY–18.0%
Energy Equipment & Services–14.5%
Halliburton Company	30,000	1,098,262	1,592,100
Schlumberger Limited(**)	20,000	598,000	2,148,600
Weatherford International Ltd.(*)(**)	44,000	974,530	2,181,960

		2,670,792	5,922,660

Oil, Gas & Consumable Fuels–3.5%
Exxon Mobil Corporation	16,000	960,366	1,410,080

The accompanying Notes are an integral part of these Financial Statements (Unaudited)

Continental Assurance Company Separate Account (B)

Schedule of Investments — continued (Unaudited)

June 30, 2008 (All investments are in securities of unaffiliated issuers)	Number of Shares	Cost	Estimated Fair Value
FINANCIALS–3.3%
Capital Markets–1.7%
The Bank of New York Mellon Corporation	18,868	$718,894	$713,776

Diversified Financial Services–1.6%
JPMorgan Chase & Co.	19,000	787,890	651,890

HEALTHCARE–8.8%
Biotechnology–2.6%
Gilead Sciences, Inc.(*)	20,000	807,069	1,059,000

Health Care Equipment & Supplies–2.0%
St. Jude Medical, Inc.(*)	20,000	883,733	817,600

Pharmaceuticals–4.2%
Abbott Laboratories	16,500	918,991	874,005
Pharmaceutical Holdrs (SM) Trust	12,500	1,021,407	843,375

		1,940,398	1,717,380

INDUSTRIALS–17.1%
Aerospace & Defense–6.4%
The Boeing Company	10,800	549,191	709,776
L-3 Communications Holdings, Inc.	10,000	739,667	908,700
United Technologies Corporation	16,000	1,021,251	987,200

		2,310,109	2,605,676

Construction & Engineering–3.2%
Fluor Corporation	7,000	577,707	1,302,560

Industrial Conglomerates–2.0%
General Electric Company	30,000	511,912	800,700

Road & Rail–5.5%
CSX Corporation	36,000	1,131,680	2,261,160

The accompanying Notes are an integral part of these Financial Statements (Unaudited)

Continental Assurance Company Separate Account (B)

Schedule of Investments — continued (Unaudited)

June 30, 2008 (All investments are in securities of unaffiliated issuers)	Number of Shares	Cost	Estimated Fair Value
INFORMATION TECHNOLOGY–28.0%
Communications Equipment–4.3%
Cisco Systems, Inc.(*)	40,000	$1,098,506	$930,400
Corning Incorporated	35,000	755,027	806,750

		1,853,533	1,737,150

Computers & Peripherals–3.2%
Hewlett-Packard Company	30,000	974,229	1,326,300

Internet Software & Services–6.4%
Google Inc.(*)	5,000	1,096,901	2,632,100

IT Services–9.5%
Mastercard Incorporated	10,000	448,550	2,655,200
Visa Inc.	15,000	795,600	1,219,650

		1,244,150	3,874,850

Semiconductors & Semiconductor Equipment–4.6%
Applied Materials, Inc.	42,500	837,037	811,325
Intel Corporation	50,000	1,396,719	1,074,000

		2,233,756	1,885,325

MATERIALS–4.6%
Chemicals–4.6%
Praxair, Inc.	20,000	891,772	1,884,800

UTILITIES–3.3%
Electric Utilities–3.3%
Exelon Corporation	15,000	539,181	1,349,400

Total Common Stocks–99.9%		28,388,740	40,825,072

MONEY MARKET FUND
JPMorgan U.S. Government Agency Shares		13,629	13,629

Total short-term–.1%		13,629	13,629

TOTAL INVESTMENTS		$28,402,369	$40,838,701

(*)	Denotes non-income producing holdings.
(**)	Denotes non-U.S. domiciled companies.

The accompanying Notes are an integral part of these Financial Statements (Unaudited)

Continental Assurance Company Separate Account (B)

Ten Largest Common Stock Holdings (Unaudited)

June 30, 2008	Estimated Fair Value	% of Net Assets
Mastercard Incorporated	$2,655,200	6.5%
Google Inc.	2,632,100	6.4
CSX Corporation	2,261,160	5.6
Weatherford International Ltd.	2,181,960	5.4
Schlumberger Limited	2,148,600	5.3
Praxair, Inc.	1,884,800	4.6
Halliburton Company	1,592,100	3.9
Exxon Mobil Corporation	1,410,080	3.5
Pepsico, Inc.	1,398,980	3.4
Exelon Corporation	1,349,400	3.3

Ten largest common stock holdings	$19,514,380	47.9%

The accompanying Notes are an integral part of these Financial Statements (Unaudited)

Continental Assurance Company Separate Account (B)

Statement of Assets and Liabilities (Unaudited)

June 30, 2008
Assets:
Investments in securities of unaffiliated issuers:
Common stocks, at estimated fair value	$40,825,072
Money market fund	13,629

Total investments (cost: $28,402,369)	40,838,701

Dividends and interest receivable	28,495
Prepaid expenses	1,352

Total assets	40,868,548

Liabilities:
Fees payable to Continental Assurance Company	3,368
Accrued expenses	84,786

Total liabilities	88,154
Participants’ equity — net assets
Accumulated net investment income	53,827,240
Accumulated net realized gain on investment transactions	175,114,077
Accumulated net unrealized gain	12,436,332
Capital paid in	(200,597,255)

Total participants’ equity — net assets (1,333,512 units outstanding at $30.58 per unit; unlimited units authorized)	$40,780,394

The accompanying Notes are an integral part of these Financial Statements (Unaudited)

Continental Assurance Company Separate Account (B)

Statement of Operations (Unaudited)

Six months ended June 30, 2008
Investment income:
Dividends	$249,112
Interest and other	6,390

Total investment income	255,502

Expenses:
Investment advisory fees	102,049
Legal and audit	36,228
Prospectus and unitholder reports	18,830
Committee Member fees	14,918
Fidelity bond	3,236
Miscellaneous	1,820

Total expenses	177,081

Net investment income	78,421

Investments:
Net realized gains (losses) on investments	(941,609)

Change in net unrealized gains (losses) on investments	(1,219,908)

Net gains (losses) on investments	(2,161,517)

Net increase (decrease) in participants’ equity resulting from operations	$(2,083,096)

The accompanying Notes are an integral part of these Financial Statements (Unaudited)

Continental Assurance Company Separate Account (B)

Statements of Changes in Participants’ Equity (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From operations:
Net investment income	$78,421	$142,514
Net realized gains (losses) on investments	(941,609)	2,375,416
Change in net unrealized gains (losses) on investments	(1,219,908)	5,069,953

Net increase (decrease) in participants’ equity resulting from operations	(2,083,096)	7,587,883
From unit transactions:
Sales (0 units in 2008, and 10 units in 2007)	—	286
Withdrawals(1) (36,733 units in 2008, and 130,111 units in 2007)	(1,116,429)	(3,831,785)

Net decrease in participants’ equity resulting from unit transactions	(1,116,429)	(3,831,499)

Total increase (decrease) in participants’ equity	(3,199,525)	3,756,384
Participants’ equity, beginning of the year	43,979,919	40,223,535

Participants’ equity	$40,780,394	$43,979,919

(1)	Includes sales and administrative fees of $4 and $3,077 for 2008 and 2007, respectively (see note 3).

The accompanying Notes are an integral part of these Financial Statements (Unaudited)

Continental Assurance Company Separate Account (B)

Financial Highlights (Unaudited)

(Per accumulation unit outstanding during the period)	Six months ended June 30, 2008	Year ended December 31,
		2007	2006	2005	2004	2003

Value at the beginning of the period	$32.10	$26.81	$23.08	$21.15	$19.55	$16.00

Investment income(1)	0.19	0.34	0.30	0.27	0.32	0.25
Expenses	0.13	0.24	0.20	0.18	0.16	0.14

Net investment income	0.06	0.10	0.10	0.09	0.16	0.11
Net gain (loss) on investments	(1.58)	5.19	3.63	1.84	1.44	3.44

Net increase (decrease) in participants’ equity resulting from operations	(1.52)	5.29	3.73	1.93	1.60	3.55

Value at end of period	$30.58	$32.10	$26.81	$23.08	$21.15	$19.55

Net assets ($000’s)	$40,780	$43,980	$40,224	$42,248	$52,838	$110,782
Total return	(4.7)%	19.7%	16.2%	9.1%	8.2%	22.2%
Ratio of net investment income to average participants’ equity(2)	0.38%	0.34%	0.40%	0.41%	0.76%	0.61%
Ratio of expenses to average participants’ equity(2)	0.86%	0.82%	0.83%	0.83%	0.83%	0.83%
Portfolio turnover rate	11%	11%	43%	48%	52%	57%
Number of accumulation units
outstanding at end of period	1,333,512	1,370,245	1,500,346	1,830,683	2,497,896	5,666,562

(1)	Investment income per unit is based on average units outstanding.
(2)	Ratio is annualized for six months ended June 30, 2008.

The accompanying Notes are an integral part of these Financial Statements (Unaudited)

Notes to Financial Statements (Unaudited)

Note 1. Significant Accounting Policies

Organization

Continental Assurance Company Separate Account (B) (Separate Account (B)) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Separate Account (B) is a separate account of Continental Assurance Company (CAC), an Illinois life insurance company which is a wholly-owned subsidiary of Continental Casualty Company (Casualty). Casualty is wholly-owned by The Continental Corporation (TCC). TCC is wholly owned by CNA Financial Corporation (CNAF). Loews Corporation owns approximately 90% of the outstanding common stock of CNAF as of June 30, 2008.

The operations of CAC include the sale of certain variable annuity contracts, the proceeds of which are invested in Separate Account (B). CAC also provides investment advisory and administrative services to Separate Account (B) for a fee. For a detailed discussion of the fee structure related to the investment advisory and administrative services, please see Note 3. Fees and Other Transactions with Affiliates.

The assets and liabilities of Separate Account (B) are segregated from those of CAC.

Investments

Investments in securities traded on national securities exchanges are valued at the last reported sales price. Short-term notes are valued at cost plus accrued discount or interest (amortized cost) which approximates fair value.

Net realized gains and losses on sales of securities are determined as the difference between proceeds and cost, using the specific identification method. There are no differences in cost for financial statement and Federal income tax purposes.

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

Options Writing

When Separate Account (B) writes an option, an amount equal to the premium received by Separate Account (B) is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by Separate Account (B) on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether Separate Account (B) has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by Separate Account (B). Separate Account (B) as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no options outstanding as of June 30, 2008.

Expenses

Effective as of June 1, 2007, most of the expenses of Separate Account (B) are paid directly by Separate Account (B). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. For a detailed discussion of the fee and expense structure of Separate Account (B), please see Note 3. Fees and Other Transactions with Affiliates.

Federal Income Taxes

Separate Account (B) is not qualified as a “regulated investment company” under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the Accumulation Unit and the value of the Annuity Unit and which are not distributed to participants except as part of annuity payments. Both investment income and realized capital gains are accumulated and reinvested.

The investment results credited to a participant’s account are not taxable to the participant until benefits are received by the participant. At that time, there is no distinction made between investment income and realized and unrealized gains in determining either the amount of the participant’s benefits, or the taxes paid by the participant on these benefits. All payments generally are taxable to the recipient as ordinary income as received. A participant may wish to consult a tax adviser for more complete information.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Pronouncements

Statement of Financial Accounting Standard (SFAS) No. 157, Fair Value Measurement (SFAS 157)

In September 2006, the Financial Accounting Standards Board (FASB) issued SFAS 157, which defines fair value, establishes a framework for measuring fair value, specifies acceptable valuation techniques, prioritizes the inputs used in the valuation techniques into a fair value hierarchy and expands the disclosure requirements about fair value measurements. The SFAS 157 hierarchy is based on observable inputs reflecting market data obtained from independent sources or unobservable inputs reflecting Separate Account (B)’s market assumptions. This hierarchy requires Separate Account (B) to use observable market data, when available.

Separate Account (B)’s adoption of SFAS 157 on January 1, 2008 had no impact on the financial condition or results of operations and the disclosure requirements have been complied with in Note 5.

Note 2. Investments

Net realized gains (losses) on investments Six months ended June 30, 2008
Aggregate proceeds (common stock $5,320,428)	$5,320,428
Aggregate cost (common stock $6,262,037)	6,262,037

Net realized gains (losses)	$(941,609)

Decrease in net unrealized gain on investments Six months ended June 30, 2008
Net unrealized gains on investments
Balance, June 30, 2008	$12,436,332
Less balance, January 1, 2008	13,656,240

Change in net unrealized gains	$(1,219,908)

Aggregate cost of securities purchased Six months ended June 30, 2008
Common stocks	$4,374,511

Total purchases	$4,374,511

Note 3. Fees and Other Transactions with Affiliates

Through June 1, 2007, Separate Account (B) paid fees to CAC for investment advisory and management services, under an advisory agreement (the Former Advisory Agreement). Under the Former Advisory Agreement, as compensation for the investment advisory services, Separate Account (B) paid CAC a monthly investment advisory fee computed at the annual rate of 0.50 of 1% of the average daily net asset value of Separate Account (B). Also under the Former Advisory Agreement, CAC paid most of the fees and expenses of Separate Account (B) (except those fees and expenses attributable to the lending of portfolio securities and brokerage fees). In addition, as compensation to CAC for bearing most of the fees and expenses associated with Separate Account (B), Separate Account (B) paid CAC a monthly service fee, computed at the annual rate of 0.33 of 1% of the average daily net asset value of Separate Account (B) (the Service Fee).

At the May 11, 2007 Annual Meeting of Separate Account (B) (the Annual Meeting), the Participants approved the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company which became effective as of June 1, 2007 (the Amended Advisory Agreement). Under the Amended Advisory Agreement, as of June 1, 2007 Separate Account (B) no longer pays CAC a Service Fee. Instead, Separate Account (B) directly pays most of the fees and expenses associated with Separate Account (B) including professional fees, Committee Member fees, printing costs, and Fidelity Bond insurance. CAC continues to pay for fees and expenses related to the sale of units, as well as the fees and expenses related to its investment advisory services. Under the Amended Advisory Agreement, Separate Account (B) continues to pay CAC a monthly investment advisory fee, computed at the annual rate of 0.50 of 1% of the average daily net asset value of Separate Account (B). However, under the Former Advisory Agreement, CAC paid the compensation of the Committee Members not employed by CAC as part of those services for which CAC received an investment advisory fee. Under the Amended Advisory Agreement, Separate Account (B) directly pays the compensation of the Committee Members not employed by CAC.

Also at the May 11, 2007 Annual Meeting, the Participants approved the revision to the investment policy regarding investments in investment companies. As a result, the assets of Separate Account (B) can be invested in securities contracts of investment companies, which charge advisory and administrative fees that are separate and in addition to the advisory fee charged by CAC. Under the Amended Advisory Agreement, CAC agreed to limit the amount of indirect expenses that Separate Account (B) would incur for assets invested in securities contracts of investment companies (excluding assets invested in money market funds) to 0.20 of 1% of the average daily net asset value of Separate Account (B) on any business day by having CAC reimburse Separate Account (B) for any indirect expenses in excess of this amount. Separate Account (B) did not invest in securities contracts of investment companies during the six months ended June 30, 2008. No such reimbursement was required in 2008.

Participants pay fees directly to CAC for sales and administrative services, which are deducted from participants’ accounts on an annual basis (included in unit transaction withdrawals in the Statement of Changes in Participants’ Equity). Sales fees represent costs paid by participants upon purchase of additional accumulation units; administrative fees are deducted annually from applicable participants’ accounts.

Fees and expenses paid to CAC Six months ended June 30, 2008
Investment advisory fees	$102,049

Total fees charged to participants’ equity	102,049
Sales and administrative fees paid by participants	4

Total	$102,053

Note 4. Derivative Financial Instruments

Separate Account (B) enters into certain derivative financial instruments, namely call options.

Derivatives are carried at fair value, which generally reflects the estimated amounts that Separate Account (B) would receive or pay upon termination of the contracts at the reporting date. Dealer quotes are available for all of Separate Account (B)’s derivatives.

The fair values associated with these instruments are generally affected by changes in the underlying stock price. The credit risk associated with these instruments is minimal as all transactions are cleared through Options Clearing Corporation.

There were no option transactions for the six months ended June 30, 2008 and no options were outstanding as of June 30, 2008.

Note 5. Fair Value

Fair value is the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The following fair value hierarchy is used in selecting inputs, with the highest priority given to Level 1, as these are the most transparent or reliable.

Level 1 – Quoted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are observable in active markets.

Assets and liabilities measured at fair value on a recurring basis are summarized below.

June 30, 2008	Level 1	Level 2	Level 3	Total assets at estimated fair value
Common stocks	$40,825,072	$—	$—	$40,825,072
Money market fund	13,629	—	—	13,629

Total assets	$40,838,701	$—	$—	$40,838,701

Common stocks and the money market fund, classified within Level 1 of the fair value hierarchy, include publicly traded securities valued using quoted market prices and a fund which is actively traded.

Level 3 – Valuations derived from valuation techniques in which one or more significant inputs are unobservable.

Committee Members and Executive Officers

The management of Separate Account (B), including general supervision of the duties performed for it by Continental Assurance Company, is the responsibility of the Committee Members of Separate Account (B). The number of Committee Members of Separate Account (B) is currently set at five. None of the Committee Members who are not “interested” persons of Separate Account (B) has been a director or employee of, or consultant to, the adviser or its affiliates in the last twenty years. The names and business addresses of the Committee Members and executive officers of Separate Account (B), their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee
Disinterested Committee Members
Richard T. Fox 333 South Wabash Avenue Chicago, Illinois 60604 Born February 15, 1938	Committee Member	One Year Since February 1986	Financial Consultant	One	None
Petrine J. Nielsen 333 South Wabash Avenue Chicago, Illinois 60604 Born June 27, 1940	Committee Member	One Year Since June 2004	Retired	One	None
Peter J. Wrenn 333 South Wabash Avenue Chicago, Illinois 60604 Born February 10, 1936	Committee Member	One Year Since April 1987	Chairman and Treasurer of Hudson Technology, Inc. (tooling and manufacturing) since January 2004; prior thereto President of Hudson Technology, Inc.	One	None
Interested Committee Members and Executive Officers*
Dennis R. Hemme 333 South Wabash Avenue Chicago, Illinois 60604 Born June 19, 1955	Committee Member and Chairman	One Year Since May 2003	Senior Vice President and Treasurer of CAC and Continental Casualty Company (Casualty) since April 2007; Vice President and Treasurer of CAC and Casualty from September 2003 to March 2007; prior thereto Assistant Vice President of CAC and Casualty.	One	None
Marilou R. McGirr 333 South Wabash Avenue Chicago, Illinois 60604 Born March 29, 1953	Committee Member and Portfolio Manager	One Year Since November 1997	Vice President and Assistant Treasurer of CAC and Casualty since September 2003; prior thereto; Vice President of CAC and Casualty; Portfolio Manager of Separate Account (B) since September 2002.	One	None

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee
Interested Committee Members and Executive Officers*
Lynne Gugenheim 333 South Wabash Avenue Chicago, Illinois 60604 Born January 25, 1960	Secretary and Principal Executive Officer	One Year Since April 1995	Senior Vice President and Deputy General Counsel of CAC and Casualty.	N/A	None
D. Craig Mense 333 South Wabash Avenue Chicago, Illinois 60604 Born November 19, 1951	Principal Financial and Accounting Officer of Separate Account (B)	N/A Since December 2004	Executive Vice President and Chief Financial Officer of CAC and Casualty since November 2004; prior thereto President and Chief Executive Officer of Global Run-Off Operations for St. Paul Travelers since May 2004; from May 2003 to May 2004, Chief Operating Officer of the Gulf Insurance Group.	N/A	None
Michael P. Coffey 333 South Wabash Avenue Chicago, Illinois 60604 Born October 10, 1966	Chief Compliance Officer	One Year Since August 2004	Assistant Vice President and Assistant General Counsel of CAC and Casualty since April 2006; prior thereto Director and Senior Counsel of CAC and Casualty.	N/A	None
*	An “interested person” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (1940 Act), by virtue of his/her employment with CAC.

Remuneration of Committee Members

Separate Account (B) pays Committee Members not employed by CAC a fee for their service of $10,000 per annum and reimburses Committee Members for expenses incurred in attending Committee meetings. No payments of fees or expenses are made by Separate Account (B) to any Committee Member who is an officer or employee of or special consultant to CAC, CNA Financial Corporation (CNA Financial) or any of their affiliated companies. Therefore, neither Mr. Hemme nor Ms. McGirr has received or will receive any such payments. In addition, no Executive Officer of Separate Account (B) receives any such payments from Separate Account (B).

Quarterly Portfolio of Investments and Proxy Voting

Separate Account (B)’s proxy voting guidelines and information regarding how Separate Account (B) voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2008 are available without charge, upon request, by calling Continental Assurance Company toll-free at (800) 351-3001.

You may also obtain this report and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also request information about Separate Account (B) by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Committee Members’ Review of the Revisions to the Investment Advisory Agreement

Before recommending the continuation of the Second Restated and Amended Investment Advisory Agreement between Continental Assurance Company Separate Account (B) and Continental Assurance Company (the Advisory Agreement), the Committee Members of Separate Account (B) reviewed the material factors relating to its evaluation of Continental Assurance Company and the Advisory Agreement.

The Committee Members examined the performance of Separate Account (B) in relation to its unit value over various periods of time and in comparison to other comparable separate accounts and the Standard & Poor’s 500 composite index® (with dividend reinvestment). The Committee Members noted that Separate Account (B) had outperformed its benchmark, the S&P 500/Citigroup Growth Index®, for calendar years 2005, 2006 and 2007. In addition, the Committee Members reviewed the list of and cost for services provided by CAC and compared them to services and costs of investment advisers of other separate accounts of various sizes, determining that CAC’s services and costs compared favorably to the other separate accounts. The Committee Members also noted that CAC receives research services from brokerage firms at no additional cost to CAC or Separate Account (B). The Committee Members decided that Separate Account (B) benefits from its association with CAC by having these services available to be used by CAC in its management of Separate Account (B)’s portfolio as well as CAC’s other accounts.

The Committee Members also considered the fact that CAC generally is not accepting additional business, but will continue to service its existing contracts, and the potential effect this could have on CAC’s ability to administer Separate Account (B) contracts at the existing service level. The Committee Members noted that the net assets of Separate Account (B) were expected to decrease over the upcoming years. The Committee Members noted that since Separate Account (B) is not expected to increase its net asset size and is the only fund that CAC advises, Separate Account (B) could potentially obtain some economies of scale with another advisor that managed multiple funds. The Committee Members pointed out that CAC has a favorable history and relationship with Separate Account (B), a good reputation, that CAC’s personnel have strong qualifications, and that other advisors may not be willing or able to provide, at the same or a more favorable rate, the level of services CAC currently provides. The Committee Members also took note of the fact that the Participants overwhelmingly voted to approve the Investment Advisory Agreement with CAC at the prior year’s Annual Meeting of Participants.

At the conclusion of its review of these factors, the Committee Members approved the continuation of the Advisory Agreement on its present terms and conditions at the February 12, 2008 meeting, and recommended that its recommendation be submitted to a vote of the Participants of Separate Account (B) at the April 18, 2008 Annual Meeting. The Participants approved the continuation of the Advisory Agreement at the April 18, 2008 Annual Meeting.

Matters Submitted to Vote of Participants

At the April 18, 2008 Annual Meeting of Participants, the following three matters were voted upon:

1.	Election of Committee Members:

Nominees	For	Withheld	Abstain
Richard T. Fox	803,226	33,716	0
Dennis R. Hemme	824,622	12,320	0
Marilou R. McGirr	824,622	12,320	0
Petrine J. Nielsen	803,226	33,716	0
Peter J. Wrenn	823,535	13,407	0

The minimum percentage for such nominees was 96.0% of the total units present.

2.	Approval of the Continuation of the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company:

For	Against	Abstain
795,238	1,028	40,676

The votes in favor of the continuation of the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company represent 95.0% of the total units present.

3.	Ratification of the Committee Members’ selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Separate Account for the fiscal year ending December 31, 2008:

For	Against	Abstain
797,068	0	39,874

The votes in favor of the Committee Members’ selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Separate Account for the fiscal year ending December 31, 2008 represent 95.2% of the total units present.

Quarterly Filing Requirements

The Separate Account files its complete schedule of investments with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which when filed, is available without charge, upon written request. Please send a written request to Continental Assurance Company Separate Account (B), Attn: Individual Pension Accounts – 42nd Floor, 333 S. Wabash Ave. Chicago, Illinois 60604. You may also view the complete schedule of investments on Form N-Q on the SEC’s (Securities and Exchange Commission) website, www.sec.gov.

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

(a)	Information included in Item 1.

(b)	No disclosure is required by this Item 6(b).

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the Registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which participants may recommend nominees to the Committee.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial and accounting officer have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a) (1) Registrant’s Code of Ethics: Not applicable to this semi-annual report.

(a) (2) Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940: Attached hereto as EX-99.CERT.

(a) (3) Not applicable to the Registrant.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940: Attached hereto as
EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Continental Assurance Company Separate Account (B)

By:	/s/ LYNNE GUGENHEIM
Lynne Gugenheim
Secretary (Principal Executive Officer)

Date: August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ D. CRAIG MENSE
D. Craig Mense
(Principal Financial and Accounting Officer)

Date: August 29, 2008

By:	/s/ LYNNE GUGENHEIM
Lynne Gugenheim
Secretary (Principal Executive Officer)

Date: August 29, 2008